UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012

PULASKI FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Missouri	0- 24571	43-1816913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12300 Olive Boulevard, St. Louis, Missouri 63141
(Address of principal executive offices) (Zip Code)

(314) 878-2210
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2012, Steven C. Roberts resigned from the Board of Directors of Pulaski Financial Corp. and its subsidiary, Pulaski Bank.  Mr. Roberts stated that the reason for his resignation is so that he can devote more time to his business activities.  At the time of the resignation, there were no disagreements between Mr. Roberts and Pulaski Financial Corp. on any matter relating to Pulaski Financial Corp.’s operations, policies and practices.  The resignation was effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 19, 2012	By:	/s/ Paul J. Milano
Paul J. Milano
Chief Financial Officer